SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to
Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 25, 2004

APPLIED EXTRUSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19188	51-0295865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices, including zip code)

(302) 326-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 25, 2004, Applied Extrusion Technologies, Inc. (the “Company”) executed the Fourth Amendment to the Restructuring Agreement dated August 24, 2004, extending the Solicitation Commencement Date to November 1, 2004.  The Company expects that it will commence a solicitation of votes for its prepackaged chapter 11 plan of reorganization in order to recapitalize the Company’s 10¾% Series B Senior Notes due 2011 in November.  A copy of the Fourth Amendment to the Restructuring Agreement dated as of October 25, 2004 is attached hereto as Exhibit 10.1 and such exhibit is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED EXTRUSION TECHNOLOGIES, INC.

	By:	/s/ Brian P. Crescenzo
		Name:	Brian P. Crescenzo
		Title:	Vice President, Secretary and Chief Financial Officer

Date: October 25, 2004

EXHIBIT INDEX

Exhibit 10.1                                    Fourth Amendment to the Restructuring Agreement dated October 25, 2004.